UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 13, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 2.02. Results of Operations and Financial Condition
On April 13,

2022, Orchid Island

Capital, Inc. (the

“Company”) announced

its estimated book

value of $3.34

per share as

of
March 31, 2022, certain details of its RMBS portfolio

as of March 31, 2022, and estimated GAAP net

loss per share of $0.84,
including

an

estimated

$1.04

per

share

of

net

realized

and unrealized

losses, for

the

quarter

ended

March

31,

2022.

These
figures and the estimated book value

per share and estimated GAAP net loss per

share are preliminary,

subject to change, and
subject to review by the Company’s

independent registered public accounting firm.
Item 8.01.

Other Events.
On April 13, 2022, the Company announced

that the Board of Directors of the Company declared a dividend for the month of
April 2022 of $0.045 per share of the Company’s

common stock to be paid on May 27, 2022 to holders of

record on April 29,
2022,

with an ex-dividend

date of April

28, 2022. In

addition, the Company

announced certain details

of its RMBS

portfolio
as of

March 31,

2022 as

well as

certain

other information

regarding

the Company.

A copy

of the

Company’s

press release
announcing the dividend and the other information regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform

Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to

statements

about

the

Company’s
distributions. These forward-looking statements are based upon the Company’s present expectations, but the Company cannot
assure investors that

actual results will

not vary from

the expectations contained

in the forward-looking

statements. Investors
should

not

place

undue

reliance

upon

forward

looking

statements.

For

further

discussion

of

the

factors

that

could

affect
outcomes, please refer

to the “Risk Factors” section

of the Company's Annual

Report on Form 10-K

for the fiscal year

ended
December

31,

2021.

All

forward-looking

statements

speak

only

as

of

the

date

on

which

they

are

made.

New

risks

and
uncertainties

arise over

time, and

it is

not possible

to predict

those events

or how

they may

affect

the Company.

Except as
required by

law,

the Company

is not

obligated to,

and does

not intend

to, update

or revise

any forward-looking

statements,
whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated April 13, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: April 13, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer